Exhibit 10.25

LOCALIZATION AGREEMENT

CRRC QINGDAO SIFANG ROLLING STOCK RESEARCH INSTITUTE CO., LTD.
AND
MAXWELL TECHNOLOGIES, INC.

*** Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

LOCALIZATION AGREEMENT
THIS LOCALIZATION AGREEMENT (hereinafter “Localization Agreement”) is entered into and made effective on the date appearing beneath the last signature affixed to this Localization Agreement (the “Effective Date”) by and between CRRC Qingdao Sifang Rolling Stock Research Institute Co., Ltd., a limited liability company established and existing under the laws of the People's Republic of China, with its registered address at No. 231, Rui Chang Road, Si Fang District, Qing Dao, China (hereinafter “SRI” or “Party A”); and Maxwell Technologies, Inc., a corporation incorporated and existing under the laws of Delaware, United States, with offices at 3888 Calle Fortunada, San Diego, California 92123, (hereinafter “Party B”), each hereinafter referred to individually as a “Party” and collectively as the “Parties.”

RECITALS:
Whereas, Party A has extensive expertise, knowledge and proprietary information regarding technologies of critical systems in public transport vehicles including railway transportation, boosting progress in industrial technologies and developing global railway transportation;
Whereas, Party B has extensive expertise, knowledge and proprietary information regarding carbon materials, electrolytes, component selection, energy storage, electrode design, cell and module design and long-term, high-volume manufacturing of ultracapacitors;
Whereas, Party A and Party B entered into a Localization Term Sheet dated November 1, 2016 (hereinafter, the “Localization Term Sheet”) which preliminarily set out the intended collaboration plan for the localization of Party B’s ultracapacitor products for the China market, in anticipation of later definitively articulating the overall terms of collaboration in this Localization Agreement, with the intention that this Localization Agreement supersede the Localization Term Sheet.
Whereas, the Parties wish to enter into this Localization Agreement to set out the overall terms of collaboration between the Parties regarding the localization of Party B’s ultracapacitor products for the China market.

NOW THEREFORE, for good and valuable consideration༌the Parties agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1.	The following defined terms, when used in this Localization Agreement, will have the following meanings:
“Affiliate” (including derivatives thereof such as “Affiliated”) means a Person is Controlled by a Person, directly or indirectly. Affiliates include any direct or indirect subsidiary of a Person.

“Asset Transfer Date” means, with respect to each of the Equipment and the Patents, the date upon which a third party appraisal has been completed by a mutually agreed upon appraiser and valuer for such Equipment or Patents (as the case may be).

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“Background Intellectual Property” (or “BIP)” means any Intellectual Property, excluding the Patents, owned or controlled by a Party prior to the execution of this Localization Agreement or arising outside the scope of the work performed under this Localization Agreement and without use of Confidential Information of the other Party.
"Confidential Information" means:-

•	all information as so defined within the Confidential and Nondisclosure Agreement, as amended, by and between the Parties with an effective date of March 31, 2014 (hereinafter “NDA”);

•	such additional information which is designated as being confidential information within this Localization Agreement or the Localization Term Sheet; and

•	any other information disclosed under or in relation to the negotiation of this Localization Agreement or the Localization Term Sheet.
“Control” (and its derivate, “Controlled”) means, in relation to any Person, the power to direct, directly or indirectly, the management or policies of a Person, whether through (1) ownership, direct or indirect, of more than fifty percent (50%) of the issued and paid up voting share capital of such Person; or (2) ownership, direct or indirect, of more than fifty percent (50%) of the voting power of such Person; or (3) possession, directly or indirectly, of the power to appoint or approve the appointment of more than half of the members of the board of directors or similar governing body of such Person.
“Customers” means any purchasers or end users of the UCAP Modules in the Territory in the Field who are supplied UCAP Modules by or on behalf of Party A.
“Effective Date” means the date appearing beneath the last signature affixed to this Localization Agreement.
“Equipment" means the equipment used for manufacturing UCAP Modules, details of which are set out in Annex A, including all related accessories, manuals and instructions provided for it, and which was delivered to Party A in accordance with the Equipment Letter.
“Equipment Letter" means the letter from Party B to Party A regarding "Equipment Delivery for Localization Activities" dated November 7 2016.
“Extended Production Date” means a period of six (6) months following the Production Date.
“Fair Value" means a reasonable sale price having regard to the cost of manufacture, individual components (including the price of the UCAP Cell), labor and the relative cost of similar products in the Territory at the applicable level of supply chain.
“Field” means the bus market.
“Foreground Intellectual Property” (or “FIP”) means all Intellectual Property invented, conceived, developed, devised, discovered, authored, or created by the Parties, either solely or jointly, in the course of the work performed under this Localization Agreement.
“Initial UCAP Modules” means the versions of the UCAP Modules sold by Party B as of the date of this Localization Agreement in the form of a 48V UCAP Module, a 54V UCAP Module, and a 96V UCAP Module.

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“Intellectual Property” (or “IP”) means any copyrights, patents, trade mark rights, designs and design rights, trade dress rights, and passing off rights and any rights of any nature whatsoever subsisting in or to any discoveries, concepts, ideas, inventions, developments, improvements, works of authorship, mask works, identifying marks, signs, designs, processes, technologies, Know-How, data, trade secrets, and Confidential Information, whether statutory or common law created or arising under the law of any jurisdiction worldwide.
“Investment Agreement” means an Investment Agreement ***.
“Know-How” means any ideas, methods, techniques, processes, fabrication techniques, specifications, recipes, formulae, materials, molecules, regulatory elements, designs, plans, drawings, data, or other technical information, which is not in the public domain or constitutes Confidential Information of the disclosing Party. Know-How is not in the public domain or in the prior possession of the receiving Party if it is merely embraced by or contained in more general information in the public domain or in the receiving Party's possession.
“Licensed Technology and Know-How" includes, but is not limited to, those items of Know-How relating to the process of manufacturing UCAP Modules using the Equipment, as may be amended by both parties in written form from time to time.
“Localization Agreement” means this Localization Agreement and any amendments concluded by the parties in accordance with the variation provisions in this Localization Agreement.
“Localization Term Sheet” means the Localization Term Sheet executed by the Parties on 1 November 2016 in anticipation of later entering into this Localization Agreement.
“Net Sales Price” means the *** of monies or cash equivalent or other consideration due by third parties to Party A for sales of UCAP Modules less *** . Where UCAP Modules are not sold, but are otherwise transferred or disposed of, the *** of monies or cash equivalent for UCAP Modules shall be *** , are then currently being offered for sale by *** .
“Patents" means (a) the CN patents listed in Part A of Annex F; and (b) the PRC designations of the patents and patent applications listed in Part B of Annex F. The Patents are the subject of the Patent Assignment and License Agreement.
“Patent Assignment and License Agreement" means the agreement to be entered into by the Parties in the agreed form set out in Annex B and in accordance with their obligations under this Localization Agreement.
“Person” means any individual, sole proprietorship, unincorporated association, body corporate, corporation, company, limited liability company, partnership, joint venture, trust, or any other entity or association.
“Production Date” means the date upon which Party A’s factory successfully completes PVT (Process verification Test) as measured by *** and *** and receives *** from a Party B customer for production units of UCAP Modules.
“Rail Field” means the rail market.
***
“Site Certification Date” means the date upon which all requirements for successful MIIT registration have been met and registration is completed, including, notably, issuance of certificate of compliance to the standard as determined by a third party, fully accredited registrar for TS/IATF 16949.

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“Territory" means the People's Republic of China, excluding, except where the context otherwise requires and for purposes of this Localization Agreement, Hong Kong, the Macau Special Administrative Region of the PRC and Taiwan Region.
“Third Party” means any Person other than Party A or Party B.
“UCAP Cell” means a standalone fully functional ultracapacitor (which is a device that is an electric double layer capacitor), including any thermal, mechanical, and electrical interfaces, for use individually or in a UCAP Module.
“UCAP Module” means an assembly of more than one UCAP Cell, including associated packaging, electrical connections, electronic monitoring and controls, sensors, and other parts as required to obtain higher energy (capacitance, voltage or both) as compared to a single UCAP Cell.

1.2.	Section, Annex and paragraph headings shall not affect the interpretation of this Localization Agreement.

1.3.
The Annexes form part of this Localization Agreement and shall have effect as if set out in full in the body of this Localization Agreement. Any reference to this Localization Agreement includes the Schedules.

1.4.	Unless the context otherwise requires, words in the singular shall include the plural and in the plural shall include the singular.

1.5.
This Localization Agreement shall be binding on, and inure to the benefit of, the parties to this Localization Agreement and their respective personal representatives, successors and permitted assigns, and references to any party shall include that party's personal representatives, successors and permitted assigns.

1.6.	A reference to a statute or statutory provision is a reference to it as amended, extended or re-enacted from time to time.

1.7.
A reference to this Localization Agreement or to any other agreement or document referred to in this Localization Agreement is a reference of this Localization Agreement or such other agreement or document as varied or novated (in each case, other than in breach of the provisions of this Localization Agreement) from time to time.

1.8.	References to Sections and Annexes are to the Sections and Annexes of this Localization Agreement

1.9.
Any words following the terms including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.

2.	TERM OF AGREEMENT

2.1.
Unless terminated earlier in accordance with its terms, this Localization Agreement is effective as of the Effective Date and will remain in force until the conclusion of a period of 10 years from the Production Date ("Initial Term") and shall automatically extend for 1 year ("Extended Term") at the end of the Initial Term and at the end of each Extended Term.

3.	ASSET TRANSFER

3.1.	Equipment.

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a.
From the Effective Date, the Parties hereby agree that the Equipment Letter shall terminate with immediate effect. This termination shall not affect any accrued rights or obligations of the Parties under the Equipment Letter as at the date of its termination.

b.
On or after the applicable Asset Transfer Date, Party B's third party vendor shall invoice Party A for, USD $ *** or such sum as is determined by the agreed third party valuer, whichever is the lesser ("Equipment Price"), and within 60 days from receipt of such invoice Party A shall pay the Equipment Price to Party B’s third party vendor. Payment of such amount shall be made in cleared funds to the bank account nominated in writing by Party B’s third party vendor. Acceptance of the Equipment will be done jointly by Party A and Party B. Following such acceptance, Party B’s third party vendor will issue an invoice.

c.
The Parties anticipate executing a separate agreement regarding the Equipment for the purposes of supporting cross border payment procedures. In the event of a discrepancy between that separate written agreement and this Localization Agreement, this Localization Agreement shall prevail.

d.
Upon payment by Party A of the invoice for the Equipment Price, Party B’s third party vendor shall transfer such right, title and interest as it has in the Equipment to Party A. Until the applicable Asset Transfer Date, Party A shall have no right, title or interest in or to the Equipment (save except the right to possession and use of the Equipment subject to the terms and conditions of this Localization Agreement).

e.
It is acknowledged that the risk of loss, theft, damage and/or destruction of the Equipment passed to Party A upon delivery of the Equipment to Party A under the Equipment Letter, and remains with Party A on execution of this Localization Agreement, and remains with Party A on transfer of title in accordance with Section 3.1.c.

f.
The details of the Equipment in Annex A are given only for the purposes of identifying the Equipment and do not make this Localization Agreement a sale by description. The Equipment is sold on an "as seen" basis. Party B makes no representations and gives no warranties as to the quality, condition, state, durability or description of the Equipment and/or the fitness or suitability for any purpose of the Equipment. All implied statutory or common law terms, conditions and warranties as to the Equipment are excluded to the fullest extent permitted by law. Party A acknowledges that, before the date of this Localization Agreement: (a) Party B has given Party A a reasonable opportunity to inspect and test the Equipment; and (b) Party A has acknowledged the basic function and condition of the Equipment prior to shipment of the Equipment to Party A’s facility. In the event that the Equipment is broken or malfunctions in a substantial manner before the Extended Production Date, then Party B will use good faith efforts to assist Party A in repairing or restoring the Equipment to operational condition. Additionally, until the Extended Production Date, Party B will use good faith efforts to assist Party A to achieve 99% final yield for UCAP Modules produced by Party A on the Equipment. Party A will at all times attempt to achieve 99% final yield for UCAP Modules produced by Party A on the Equipment.

g.	Party A shall, during the term of this Localization Agreement:

i.
ensure that the Equipment is kept and operated in a suitable environment, used only for the purposes for which it is designed, and operated in a proper manner by trained competent staff in accordance with any operating and maintenance instructions;

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ii.	make no alteration to the Equipment nor remove any existing component(s) from the Equipment;

iii.	keep the Equipment at all times at the site for use at Party A’s permitted location within the Territory, details of which must be provided to Party B upon request;

iv.	until the applicable Asset Transfer Date, permit Party B or its duly authorized representative to inspect the Equipment at all reasonable times; and

v.	at its own expense, obtain and maintain the applicable insurances.

3.2.
Patents. Party B agrees to assign the Patents to Party A, and Party A agrees to grant a license back to Party B in accordance with the terms of the Patent Assignment and License Agreement. The Parties hereby agree, subject to a third party appraisal, to validly execute the Patent Assignment and License Agreement on the Asset Transfer Date and Party A agrees to:

a.
pay Party B a sum of USD $ *** or such sum as is determined by the agreed third party appraisal, whichever is the lesser. Party B will issue an invoice for this amount and such invoice will be paid within sixty (60) days of the date of the invoice. The assignment of Patents will occur on receipt of such payment by Party B; and

b.
assign to Party B all rights, title and interest in and to any FIP related to the Initial UCAP Modules, (excluding any FIP unique to the *** referenced under Section 5.4), generated under this Localization Agreement, including any improvements to Party B's BIP, in accordance with Section 6 below. Such assignment to occur on receipt of payment by Party B.

4.	LICENSE OF TECHNOLOGY & KNOW-HOW

4.1.
Party B hereby grants to Party A, for the duration of this Localization Agreement, an exclusive (with respect to the Field in the Territory), *** license to exploit the Licensed Technology and Know-How solely for the purpose of *** the Initial UCAP Modules in the Territory in the Field. Party B also grants to Party A, for the duration of this Localization Agreement, a non-exclusive (with respect to the Rail Field in the Territory), *** license to exploit the Licensed Technology and Know-How solely for the purpose of *** the Initial UCAP Modules in the Territory in the Rail Field. The license granted pursuant to this Section 4.1 shall come into force on the Effective Date.

4.2.	In consideration for the license granted pursuant to Section 4.1, Party A shall pay to Party B the sum of:

a.	USD $3,000,000 to be invoiced on or after the Effective Date and paid by Party A within sixty (60) days of receipt of the invoice;
USD $1,000,000, to be invoiced on the date upon which Party A achieves cumulative aggregate sales of *** , and such invoice shall be paid by Party A within sixty (60) days of receipt of the invoice; and

b.
USD $1,000,000 to be invoiced by Party B on the first date upon which Party A achieves revenue in the Field in the Territory totalling in the aggregate of USD $ *** and which shall be paid by Party A within sixty (60) days of receipt of the invoice.

The sums payable under this Section 4.2 shall not be returnable nor available for credit against any other sums payable by Party A under this Localization Agreement. In the event that Party A does not achieve *** in calendar year *** in *** in the Territory, then in consideration of the payments listed in this Section 4.2, Party B will from calendar year *** and for the duration of this Localization Agreement reduce *** of the UCAP Cells to Party A intended for use by Party A in *** . For the *** of this Localization Agreement from the Effective Date, *** of UCAP

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Cells for the Rail Field shall not be more than *** for the Field in the *** and shall not be more than *** for the Field in the *** of that term.
Thereafter:-

•	the *** for UCAP Cells for the Rail Field shall not be more than *** for the Field assuming the USD $ *** threshold above has been fulfilled; or

•	if the USD $ *** threshold has not been fulfilled then *** for the Rail Field shall be *** for the Field.

4.3.
The Licensed Technology and Know-How licensed by Party B pursuant to Section 4.1 shall be used by Party A only for the purpose of the manufacture of UCAP Modules in the Territory in the Field and Rail Field and shall constitute Confidential Information of Party B under the provisions of Section 13.

5.	SERVICES

5.1.
Sales and Marketing Services. Party B will provide sales and marketing services, consisting of the support of 3 dedicated Party B personnel to Party A commencing on the Effective Date and for a period of 2 years ("Sales Service Term") in accordance with the provisions of Appendix D.

5.2.
Sales and Marketing Services Fee. In consideration for the provision of such sales and marketing services, Party A will pay Party B a total of USD $ ***. Party B will invoice the first of six (6) equal installments on the Effective Date and subsequently at the beginning of each calendar quarter. Each payment shall be paid by Party A within sixty (60) days following the date of the invoice. The Parties anticipate executing a separate agreement regarding these services for the purposes of supporting cross border payment procedures. In the event of a discrepancy between that separate written agreement and this Localization Agreement, this Localization Agreement shall prevail.

5.3.
Sales Personnel. After the expiry of the Sales Service Term, and notwithstanding Section 14 below, Party A shall have the right to elect to directly hire any or all of the 3 dedicated Party B personnel, provided a transition plan is agreed by the Parties and the relevant personnel.

5.4.
Design and Engineering Services. Party B will provide to Party A design and engineering services for the development of *** for a period of 2 years from the date of the Localization Agreement. The activities in furtherance of such services are anticipated to begin on January 1, 2017, in accordance with the provisions of Appendix E. The Parties will work together, on a cost-sharing basis and in good faith, to pursue additional design and engineering services based upon a mutually agreed upon product roadmap and under a separate agreement articulating the applicable terms and conditions.

5.5.
Design and Engineering Services Fee. In consideration for the provision of such design and engineering services, Party A will pay Party B a total of USD $ *** . Each payment shall be paid by Party A within sixty (60) days following the date of the invoice. Party B will invoice six (6) equal installments payable as follows:-

•
Invoice for Installment 1 ( *** ) is to be issued by Party B following the parties reaching agreement on a short form design and engineering services agreement. The Parties acknowledge their intention to negotiate this in good faith with a view to agreeing this by the end of *** , or as soon as possible thereafter.

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•	Invoice for Installment 2 ( *** ) is to be issued by Party B on the later of:

o	*** ; or

o	The date the short form design and engineering services agreement is executed by the parties.

•
Invoice for each remaining four Installments (Each *** ) will be sent by Party B in accordance with the milestones set out in a detailed design and engineering services agreement to be agreed by the Parties. The parties acknowledge their intention that these will be quarterly payments and they intend to negotiate and conclude this detailed design and engineering services agreement by the end of ***.

Party A acknowledges that no design and engineering services will be performed until the short form design and engineering services agreement has been agreed and executed by the parties.
The Parties anticipate executing a separate agreement regarding these services for the purposes of supporting cross border payment procedures. In the event of a discrepancy between that separate written agreement and this Localization Agreement, this Localization Agreement shall prevail.

6.	INTELLECTUAL PROPERTY

6.1.	Ownership, Prosecution and Enforcement of Intellectual Property Rights

a.
BIP. The Parties acknowledge that Party B possesses BIP related to the UCAP Cells and Initial UCAP Modules. No right or title in or to any or all Party B's BIP is granted to Party A as a result of entering into this Localization Agreement, except as specifically provided herein, and ownership of any and all Party B's BIP shall remain with Party B. Unless otherwise agreed in writing, preparation, prosecution, maintenance, and enforcement of Party B’s BIP is at the sole discretion and expense of Party B.

b.
FIP. The Parties will meet regularly during the term of this Localization Agreement to identify via a written disclosure all FIP generated under this Localization Agreement. The disclosures will be in the form of a written description of such FIP and will include as a minimum: (i) a complete description of any FIP; (ii) the date of the first drawing, sketch, diagram or summary illustrating the FIP; (iii) the date of the conception of the FIP; (iv) identification of the inventor(s) and/or creator(s) of any FIP; and (v) identification of any government or other Third Party rights or funding pertaining to the FIP. The written disclosure shall be signed by each of the inventors and/or creators of any FIP. Using a Party’s customary invention disclosure form(s) and process is acceptable, provided that such forms and process satisfy the requirements of this Section 6.1.b.

c.
Ownership and Assignment of FIP. In the event that FIP is generated under this Localization Agreement which is unique to the Initial UCAP Modules or *** in the course of the services provided under Section 5.4 hereof, including any improvements to a Party’s BIP, the Parties agree that all rights *** , including, but not limited to, *** , vests in and is the property of the *** and *** hereby assigns any and all rights, title and interest in and to such FIP generated by *** to *** . All other FIP generated under this Localization Agreement as well as the rights to all FIP *** vests in and is the property of the *** and *** hereby assigns any and all rights, title and interest in and to such FIP generated by *** to *** . The FIP generating party (“Generating Party”) hereby undertakes to execute any documents and do any or all acts requested by the Party owning such FIP per the above (“Owning Party”) to ensure the ownership of the applicable FIP vests fully with the Owning

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Party. The Generating Party hereby appoints the Owning Party as it attorney to execute any documents and/or to any or all acts necessary (including the signature of documents on behalf of the Generating Party) to ensure such FIP vests fully in the name of the Owning Party. For the avoidance of doubt and in accordance with Section 19.2 below, *** for any applicable taxes and other similar payments that may be due, owing or payable on account of its assignment of FIP related to the Initial UCAP Modules under this Section 6.1.c.

d.
Preparation, Prosecution and Maintenance. Each Party retains the sole right to protect at its sole discretion and expense the BIP or FIP solely-owned by it in accordance with the terms of the Localization Agreement, including deciding whether and how to file and prosecute patent applications or other registrations of IP rights, whether to abandon prosecution of such applications or registrations, and whether to discontinue payment of any maintenance fees with respect to patents or other registrations of IP. Notwithstanding the foregoing, Party B retains the right to continue to participate in the ongoing prosecution of Patents while they remain in the application stage, including the right to review and approve all materials submissions and decisions in relation thereto.

e.
Enforcement. Party A will promptly notify Party B in writing of any known or suspected actual or possible infringements, misappropriations, or other violations of any Party B's BIP or Party B's FIP by a Third Party. Party B shall, in its sole discretion, decide whether any enforcement claim or other action is taken in respect of any such infringement and will retain for itself any recovered monetary damages, royalties, or other recovery.

f.	Party A License of FIP. Party B hereby grants to Party A

i.	*** license to use the FIP owned by Party B for the sole purpose of making and selling UCAP Modules in the rail portion of the Field in the Territory *** ; and

ii.	*** license to use the FIP owned by Party B for the sole purpose of making and selling UCAP Modules in the bus portion of the Field in the Territory for *** .

g.	Party B License of FIP. Party A hereby grants to Party B:

i.	*** license to use the FIP owned by Party A for the sole purpose of making and selling UCAP Modules.

7.	GOVERNANCE

7.1.
Steering Committee. The Parties agree to establish a Steering Committee comprising three (3) representatives from each of Party A and Party B to periodically review the progress under this Localization Agreement. The Party appointing its members in the Steering Committee will have the right to change or otherwise replace all or any of those members. Notwithstanding the foregoing, a change to any member of the Steering Committee within four (4) years of the date of this Localization Agreement shall require the prior consent of the other Party, which cannot be unreasonably withheld. Such Party will notify the other Party of the identity of its new Steering Committee member(s). The Steering Committee will not have the ability to alter the terms of this Localization Agreement except through a formal modification as articulated in Section 28 below (Variations). A quorum for meetings of the Steering Committee requires the presence in person, by tele- or video-conference, or by proxy of at least two (2) individuals nominated by each Party to the Steering Committee. Actions and decisions permitted to be made by the Steering Committee require the approval of at least two (2) individuals nominated by each Party to the Steering Committee.

7.2.
Steering Committee Duties. The Steering Committee shall be responsible for reviewing the progress of the activities under this Localization Agreement and shall attempt to resolve such other issues as either Party wishes to present for review and consideration. Any issues which cannot be resolved

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by the Steering Committee shall be escalated to the highest ranking business officer of each Party, or their duly authorized nominees, for resolution.

7.3.
Steering Committee Meetings. The Steering Committee will meet periodically to execute its duties. During the early stages of each this Localization Agreement, the Parties will meet twice per quarter at a minimum, but then will transition to fewer meetings, but preferably no less than once every six (6) months.

8.	ENCUMBRANCES

8.1.	Each Party will use reasonable efforts to:

a.
Notify the other Party within thirty (30) days of any obligation (commercial or otherwise) to any Third Party or other material encumbrance known to it at any time on or after the commencement date of this Localization Agreement regarding its BIP or a Third Party’s IP or other right that could reasonably be expected to materially affect the other Party’s IP as provided herein; and

b.
In the case of an encumbrance of the type generally described in Section 8.1.a, provide to the other Party full details of any such material encumbrance to the extent the disclosing Party can do so without disclosing privileged attorney-client communications or work product and without violating confidentiality obligations owed to any Third Party.

9.	COMMERCIALIZATION

9.1.
Exclusive Supply. During the Initial Term of this Localization Agreement and any Extended Terms (the "Exclusivity Period") and in accordance with the grant of rights anticipated in Section 4 hereof, Party A shall not, and shall ensure that any of its Affiliates using the Licensed Technology and Know-How shall not, in relation to the Field and the Rail Field and Territory, purchase UCAP Cells from, use UCAP Cells supplied by, or use or sell products containing UCAP Cells produced by or sold by a party other than Party B. Such purchase of UCAP Cells by Party A from Party B will be governed under a separate purchase agreement executed by the Parties under which Party A will be the importer of record.

9.2.
Exclusive Sales Territory. During the Exclusivity Period, Party A is exclusively authorized to manufacture and sell UCAP Modules only in the Territory in the Field. Party B will retain full rights to fully exploit all rights to UCAP Cells and UCAP Modules in any field throughout the world.

9.3.	Expansion of Sales Territory. The Parties acknowledge that they may wish to jointly target in the Territory:

a.	market segments outside of the Field; or

b.	additional capacitive energy storage products both inside and outside of the Field,

and will discuss such opportunities in good faith.

In the event that the commercialization metrics of Section 4.2.b are not achieved by *** , then the Parties intend to negotiate an amendment to this Agreement whereby Party B will expand the applicable licenses to *** upon similar commercial terms *** in the Territory.

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9.4.
For the avoidance of doubt, nothing in Sections 9.2 or 9.3 shall limit Party B's rights to fully exploit all rights to UCAP Cells and UCAP Modules in the Territory in market segments outside of the Field.

9.5.	Royalty.

a.
For commercialization, Party A shall pay to Party B the sum of USD $ *** for each of the *** periods for which revenue for Party A is USD $ *** for the Field and in the Territory. Such payment shall be due within sixty (60) days of receipt of the invoice issued following the end of the calendar year in which the above metric has been achieved. Such sums shall not be returnable or available for credit against any other sums payable by Party A under this Localization Agreement.

b.
In addition, for each UCAP Module sold or otherwise supplied by Party A in the Territory in the Field, Party A shall pay Party B royalties as follows: (i) for the first *** following the Production Date, *** of the Net Sales Price; (ii) during the *** following the Production Date, *** of the Net Sales Price; (iii) during the *** following the Production Date, *** of the Net Sales Price; and (iv) during the *** following the Production Date, *** of the Net Sales Price. It is anticipated that the royalties described in this Section 9.5.b will be invoiced quarterly in arrears based on the monthly reports of UCAP Modules which are sold or otherwise supplied by Party A in each calendar month of that quarter and to the extent such invoices are raised, they shall be paid to Party B within sixty (60) days of each invoice date.

9.6.
Future Joint Venture Equity. The Parties acknowledge and agree that *** shall have a right to negotiate entry into a future joint venture with *** for the purposes of further developing the market for UCAP Modules. The ownership of such joint venture will be discussed and agreed by the *** at that point in time. If *** elects to participate in such a joint venture, it acknowledges that is may elect to forego its *** in exchange for a *** .

9.7.	Product Distribution. Party A undertakes and agrees that at all times during the Exclusivity Period it will:

a.	use its best endeavours to promote the distribution and sale of the UCAP Modules to Customers in the Territory;

b.
submit written reports at regular intervals to Party B, showing details of sales, service stock, outstanding Customer orders, and any other information relating to the performance of its obligations under this Localization Agreement that Party B may reasonably require from time to time;

c.
maintain on its own account an inventory of the UCAP Modules at levels which are appropriate and adequate for Party A to meet all Customer delivery requirements for the UCAP Modules in the Field throughout the Territory;

d.	keep full and proper books of account and records showing clearly all enquiries, quotations, transactions and proceedings relating to the UCAP Modules ;

e.	allow Party B, on reasonable notice, access to its accounts and records relating to the UCAP Modules for inspection;

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f.
allow the authorized representatives of Party B or their duly appointed agents to have access to the premises of Party A at all reasonable times for the purpose of inspecting the Party A's maintenance and repair facilities and the aforesaid books and records;

g.	act in good faith in setting a sale price for UCAP Modules, such price to be of Fair Value; and

h.	include the following key term in its contracts with Customers:

i.	Customers will not seek legal recourse against Party B or any Affiliate of Party B in relation to their use of UCAP Modules; and

9.8.
Indemnity. Party A shall continually (including following termination of this Localization Agreement) indemnify Party B against all liabilities, costs, expenses, damages and losses (including but not limited to any direct, indirect or consequential losses, loss of profit and all interest, penalties and legal costs (calculated on a full indemnity basis) and all other professional costs and expenses) ("Losses") suffered or incurred by Party B arising out of or in connection with any claim made against Party B arising out of or in connection with the supply and/or use of UCAP Modules sold or otherwise used by Party A, by any Third Party anywhere in the world. This indemnity does not apply to the extent that such Losses are attributable to Party B's negligence, willful misconduct or fraud.

9.9.
Cost Structure. The Parties anticipate that Party A will continuously attempt to reduce the applicable cost structure of the UCAP Modules it sells in furtherance of this Localization Agreement in order to remain competitive in the Field and to achieve anticipated gross margin targets for both Party A and Party B. Similarly, the Parties anticipate that Party B will likewise attempt to reduce the applicable cost structure of the UCAP Cells. As of the Effective Date, Annex G shows the current estimated cost breakdown for the UCAP Modules currently produced and sold by Party B, including several assumptions regarding the volume of units produced and related supply chain dynamics.

9.10.
No Certification. In line with the Parties' mutual understanding of the Ministry of Industry and Information Technology (“MIIT”) current Standard Conditions for the Automobile Power Battery Industry for 2015 (“2015 Standards”), Party A confirms its expectation of achieving the Site Certification Date by December 31, 2017. However, if MIIT amends the 2015 Standards with new requirements for Party A to achieve (“Modified Standards”), then the Site Certification Date under the Modified Standards will be achieved by Party A no later than June 30, 2018 (“Modified Site Certification Deadline”). In the event that: (a) Party A cannot achieve the Site Certification Date within 12 months of the Effective Date in accordance with the 2015 Standards (“Site Certification Deadline”); or (b) Party A cannot achieve the Modified Standards by the Modified Site Certification Deadline, then Party B can in good faith proceed with an alternate partner for localization efforts in the Field and in the Territory and the license grant in Section 4.1 related to the Field shall become non‑exclusive, the requirements of the exclusive supply obligations under Section 9.1 shall remain unchanged, but the key commercialization terms associated with the Field will be renegotiated upon commercially reasonable terms. For the avoidance of doubt, the commercialization terms, including the *** , related to the *** will remain in effect.

9.11.	*** . In the event that the *** is not executed *** , then Party A will *** .

10.	TERMINATION

10.1.	Termination for Cause. This Localization Agreement may be terminated by a Party (the “Terminating Party”) prior to the expiration of the Term of the Localization Agreement as provided below.

a.
Material Breach. In the event a Party commits a material breach or defaults in the performance of any material term, condition, provision, or agreement of this Localization Agreement (the “Breaching Party”), and such breach remains uncured for thirty (30) days after written notice of the breach is given to the Breaching Party by the other Party (in this case, the “Terminating Party”), the Terminating Party may, immediately terminate this Localization Agreement.

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b.	Change in Control. If, at any time during the Term, with respect to a Party ("First Party"):

i.	a Third Party (“Acquiring Third Party”) effects a change in Control of the First Party; or

ii.	the First Party acquires Control over a Third Party (“Acquired Third Party”), and the Acquiring Third Party or Acquired Third Party (as the case may be), in the other Party (“Other Party”)'s good faith opinion:

iii.	is a competitor of the Other Party; or

iv.	will otherwise have an adverse business interest to the Other Party, then the Other Party can terminate this Localization Agreement immediately with written notice to the First Party.

10.2.	Effect of Termination for Material Breach, Change in Control or No Investment .
Upon termination of this Localization Agreement pursuant to Section 10.1 above:-

i.
If Party B is the Terminating Party, then Party A will immediately pay Party B the entire amount for the Licensed Technology and Know-How fee (which is USD $5,000,000) unpaid as at the date of such termination;

ii.
If Party B is the terminating Party, then Party A hereby assigns to Party B, the Patents and will do all things necessary and execute any and all documents necessary to give effect to such assignment such that the Patents are fully vested in Party B and Party B is recorded as the registered owner at the relevant patent office;

iii.	If Party A is the terminating party, then Party A will decide within 60 days of termination whether it will either:-

A.	Retain the Equipment and /or the Patents; or

B.
Transfer the Equipment and /or the Patents back to Party B. On such determination, Party A transfers title in the Equipment and /or the Patents and shall promptly deliver the Equipment to Party B and/or do all things necessary to assign the Patents to Party B. Following such return or assignment, Party B will pay Party A such sum as is determined by an independent valuer appointed by agreement of Party A and Party B, such amount not to exceed the third party valuation for the Equipment and the Patents on the respective Asset Transfer Date; and

iv.
If Party B is the terminating Party then Party A hereby transfers to Party B, with immediate effect, title in the Equipment and shall promptly deliver the Equipment to Party B and Party B shall pay Party A such sum as is determined by an independent valuer..

10.3.	Agreed Termination. The Parties can mutually agree to terminate this Localization Agreement in writing on terms mutually agreed upon at the time of termination.

10.4.
Return of Destroyable Confidential Information. Upon termination or expiration of this Localization Agreement, and upon the request of the owning Party or the disclosing Party, the Party receiving any proprietary or Confidential Information will return to the owning Party or disclosing Party (or at such owning Party or disclosing Party’s instruction destroy), and cease any use of, all proprietary

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or Confidential Information, Know-How, Licensed Technology and Know‑How and trade secrets of an owning Party or disclosing Party, and will certify in writing that it has done so in full and that no copies or parts of any proprietary or Confidential Information, Know-How, Licensed Technology and Know‑How and trade secrets of such owning Party or disclosing Party remain in its possession or control, except that one archival copy of documents evidencing the proprietary or Confidential Information may be retained by counsel in a secure location for verification purposes only.

11.	PUBLICITY

11.1.
No Party will use the name of the other Party or its officers or employees in any publicity, advertising, or news release without obtaining the prior written approval of the other Party; provided that nothing in Sections 11 and 12 precludes the Parties from disclosing the existence and the terms of this Localization Agreement if and to the extent such disclosures are reasonably believed to be required to satisfy laws and regulations applicable to the Parties and provided that the disclosing Party must obtain the consent of the other Party in writing prior to disclosure, and only to the extent related to the Parties' activities under this Localization Agreement.

12.	PUBLICATIONS

12.1.
Neither Party may publish any information arising under this Localization Agreement without the prior express written consent of the other Party. If a Party intends to publish any information arising under this Localization Agreement, then such Party will provide the other Party with thirty (30) calendar days to review and modify the proposed publication.

13.	PROPRIETARY OR CONFIDENTIAL INFORMATION

13.1.
Unless otherwise agreed upon by the Parties in writing, confidentiality under this Localization Agreement will be governed by the Nondisclosure Agreement between the Parties dated March 31, 2014 (the “NDA”). The term of the NDA is hereby extended to run through the end of this Localization Agreement. The scope of definition of “Confidential Information” shall include all information exchanged under this Localization Agreement that a Party designates as confidential. The term of the confidentiality obligations shall be as stated within the NDA. For the avoidance of doubt, all information contained in Annexes A, B, C, D, E and F and all Intellectual Property dealt with under this Localization Agreement constitutes Confidential Information of Party B subject to the terms and conditions of the NDA.

13.2.
Absent written permission from the disclosing Party, the receiving Party will use, and will ensure that its Affiliates use, Confidential Information received from the disclosing Party only in connection with carrying out this Localization Agreement.

13.3.
Notwithstanding the foregoing, this Localization Agreement shall not prevent disclosure of certain information, including the name of the other Party, in response to a valid order or other requirement of a court or other governmental body or regulation; provided that the Party making the disclosure pursuant to such order or requirement shall first give prompt written notice to the other Party and make a reasonable effort to obtain a protective order requiring that the information or the documents so disclosed be used only for the purpose for which the order was issued or the requirement is intended.

14.	NON-SOLICITATION

14.1.
Except as otherwise provided under Section 5.3, Each Party (the “non-Employing Party”) understands and acknowledges that the other Party (the “Employing Party”) has expended and continues to expend significant time and expense in recruiting and training its employees and that the loss of

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employees would cause significant and irreparable harm to the Employing Party. The non-Employing Party agrees and covenants not to directly or indirectly solicit, hire, recruit, attempt to hire or recruit, or induce the termination of employment of any employee of the Employing Party or its Affiliates during the Term of this Localization Agreement and for a period of twelve (12) months thereafter.

15.	INDEPENDENT PARTIES

15.1.
Nothing in this Localization Agreement is intended to create nor will be construed as creating any association, employment, partnership, or trust. Each Party will be deemed to be and will be an independent contractor.

15.2.
Neither Party is authorized or empowered to act as agent for the other Party for any purpose and will not on behalf of the other Party enter into any contract, warranty, or representation as to any matter.

16.	LIABILITY FOR STAFF

16.1.
Each Party agrees that while its representatives are on the other Party’s site, its representatives will adhere, at all times, to all applicable rules, regulations, policies, and procedures of the other Party. Each Party hereby confirms that its representatives who are engaged in activities under this Localization Agreement have the necessary skills, expertise, and training, including laboratory safety procedures, to perform their obligations under this Localization Agreement.

16.2.
Each Party will be solely liable for the acts and omissions of its representatives while on the other Party's site, including for any violation of the other Party's applicable rules, regulations, policies, and procedures, as well as for other acts and omissions conducted in performance of their obligations under this Localization Agreement.

17.	REPRESENTATIONS AND WARRANTIES

17.1.	Each Party represents and warrants to the other Party that on the Effective Date:

a.	it is an independent legal person duly organized and validly existing in good standing under the laws of the place of its establishment or incorporation;

b.	it has full authority to enter into this Localization Agreement and perform its obligations under these agreements;

c.	it has authorized its representative to sign this Localization Agreement, and the provisions of this Localization Agreement are legally binding upon it from the Effective Date; and

d.
its execution of this Localization Agreement, and performance of its obligations thereunder, will not violate (i) any provision of its business license, articles of incorporation, articles of association or similar organizational documents; (ii) any applicable laws or any governmental authorization or approval; or (iii) any contract to which it is a party or to which it is subject.

18.	LIMITATION OF LIABILITY

18.1.
Nothing in the Localization Agreement will limit or exclude any Party’s liability for personal injury or death arising as a result of that Party’s negligence, intentional or willful misconduct, fraud or fraudulent misrepresentation, or for any liability which cannot be limited or excluded by law.

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18.2.
Other than for breach of confidentiality under Section 13 or infringement of intellectual property, no Party to this Localization Agreement will be liable to the other Party for any indirect, special, incidental, or consequential loss or damage arising out of or in connection with this Localization Agreement no matter the nature of the claim asserted, including claims alleging breach of contract, tort (including negligence), breach of statutory duty, product liability, strict liability, or otherwise. For the avoidance of doubt, the Parties' remedies for breach of this Localization Agreement, and liability for loss or damage arising out of or in connection with this Localization Agreement, are limited to those remedies and liabilities expressly provided for in this Localization Agreement.

19.	PAYMENTS

19.1.
The time for payment of all sums due under this Localization Agreement is of the essence. Payment will only be effected when the Party B receives the relevant amount due in cleared funds. If Part A fails to make any payment due to Party B under the agreement by the due date for payment, then Party A shall pay interest on the overdue amount at the rate of 4% per annum above East West Bank's base rate from time to time. Interest shall accrue on a daily basis from the relevant due date until actual payment of the overdue amount, whether before or after judgment.

19.2.
The Parties will each bear sole responsibility for applicable taxes and other similar payments that may be due, owing or payable to each Party's respective governmental authority on account of any monies paid or to be paid to or received or to be received from each other.

20.	NOTICES

20.1.
Any notice or communication pertaining to this Localization Agreement that is required or permitted under this Localization Agreement will be made in writing and will be deemed duly served if delivered personally, sent by facsimile transmissions, electronic mail, or by prepaid registered post to the following:

If to Party A:    CRRC Qingdao Sifang Rolling Stock Research Institute Co., Ltd.
            Attention: CUI Fengzhao
            No. 231, Rui Chang Road, Si Fang District, Qing Dao, China

If to Party B:	Maxwell Technologies, Inc. c/o Corporate Secretary 3888 Calle Fortunada San Diego, California 92123 United States of America

20.2.
However, if a notice or communication involves an alleged breach or termination of this Localization Agreement, such communication will be sent by registered or certified mail, and also communicated by telephone as promptly as possible.

21.	SURVIVAL

21.1.
The provisions of Sections 10 (Termination), 11 (Publicity), 12 (Publications), 13 (Proprietary or Confidential Information), 14 (Non-Solicitation), 18 (Limitation of Liability), 20 (Notices), 22 (Dispute Resolution and Governing Law), 25 (Severability), 27 (Further Assurance) and any provision which expressly or by operation of law are to survive or come into force on the termination of this Localization Agreement, will survive termination of this Localization Agreement.

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22.	DISPUTE RESOLUTION AND GOVERNING LAW

22.1.
Resolution by the Parties.  Any dispute or disagreement between the Parties relating to the rights, duties, remedies or other matters arising out of, relating to, or in connection with this Localization Agreement, including, but not limited to, disputes or declaratory relief sought regarding commercialization and license terms and disputes about validity, termination, performance, interpretation, or breach (hereinafter “Dispute”), will be referred to the Steering Committee for resolution.  If a Dispute cannot be resolved by the Steering Committee within a period of thirty (30) calendar days from the date that the Dispute is presented to the Steering Committee, the Dispute will be referred to the highest ranking business officer of each Party, or their duly authorized nominees, for resolution.  If the Dispute cannot be resolved by the highest ranking business officers of the Parties within a period of sixty (60) calendar days from the date that the Dispute is referred to them, either Party may refer the Dispute to arbitration for resolution in accordance with Section 22.2 below.

22.2.
Arbitration.  Any Dispute arising out of or in connection with this Localization Agreement, including any question regarding its existence, validity or termination, that is not resolved by the Parties under Section 22.1 above shall be referred to and finally resolved by arbitration in Hong Kong administered by the Hong Kong International Arbitration Centre (hereinafter "HKIAC") in accordance with the HKIAC Administered Arbitration Rules (hereinafter, the "HKIAC Rules") then in force, which rules are deemed to be incorporated by reference in this Section, except as otherwise provided herein.  The arbitration tribunal shall consist of three (3) arbitrators, with a presiding arbitrator.  The presiding arbitrator shall not be a national of China nor of the United States of America and such arbitrator shall be fluent in English.  Party A and Party B shall each appoint one (1) arbitrator and the third arbitrator, who shall serve as the presiding arbitrator, shall be appointed by agreement between the Parties.  In the event that the Parties cannot agree on the nomination of the third arbitrator within fourteen (14) days of the arbitration tribunal accepting the case, the third arbitrator shall be appointed by the administrator of the arbitration tribunal.  The language to be used in the arbitration proceedings shall be English and Chinese.  All costs of arbitration (including arbitration fees, costs of arbitrators, costs of translation and interpretation and legal fees and disbursements) shall be determined by the arbitral tribunal in accordance with the HKIAC Rules.  The arbitral award shall be final and binding upon the Parties.

22.3.
Notwithstanding the foregoing provisions of this section or the authority of the arbitral tribunal to grant interim measures, the Parties agree that once the Parties have attempted to resolve the dispute under Section 22.1 above and when the dispute is accepted by HKIAC under Section 22.2 above, each Party has the right to seek, to the extent permitted under the laws of any relevant jurisdiction, temporary or permanent injunctive or other similar relief, including any causes of action necessary to support such relief, in the relevant court or other authority of competent jurisdiction in the location where the infringement or breach takes place in respect of any claims of infringement of rights in Intellectual Property or Know-How, breach of obligations under Section 11 (Publicity), breach of obligations under Section 12 (Publications), breach of obligations under Section 13 (Proprietary or Confidential Information), or breach of obligations under Section 14 (Non-Solicitation). For clarity, each Party is entitled to apply for permanent injunction or similar relief but both Parties agree that a decision on whether such relief will be final shall be subject to the final conclusion of the concurrent arbitration proceeding.

22.4.
Governing Law.  The governing law of the Localization Agreement shall be the laws of Hong Kong, without regard to principles of conflicts of law that would require the application of the laws of any other jurisdiction.

23.	ASSIGNMENT AND SUBCONTRACTING

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23.1.
No Party may assign, transfer, mortgage, charge, subcontract, declare a trust over or deal in any other manner with any of its rights and obligations under this Localization Agreement except that *** may at any time subcontract its rights and obligations under this Localization Agreement to *** .

24.	WAIVER

24.1.	No waiver by any Party hereto of any breach or default of any the covenants of this Localization Agreement will be deemed a waiver as to any subsequent or similar breach or default.

25.	SEVERABILITY

25.1.
If any provision of this Localization Agreement is held to be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby, provided that the intent of the Parties is not materially affected thereby.

26.	ENTIRE AGREEMENT

26.1.
This Localization Agreement together with the separate services agreements contemplated in Section 5.2 and Section 5.5 constitute the entire agreement between the Parties concerning the subject matter hereof. Unless otherwise incorporated herein by reference, all prior written agreements, understandings, arrangements, documents and communications (whether written or oral) between the Parties respecting said subject matter are void and shall have no force or effect, including, notably the Localization Term Sheet and the Equipment Letter. All conditions, warranties or other terms not expressly contained in this Localization Agreement which might have effect between the Parties or be implied or incorporated into this Agreement, whether by statute, common law or otherwise, are hereby excluded.

26.2.
The Parties acknowledge that in entering into this Localization Agreement, they have not relied on any oral or written representations or other promises or assurances not contained in this Localization Agreement. The Parties waive all rights and remedies which might otherwise be available to them in respect thereof, except that nothing in this Localization Agreement will limit or exclude any liability of a Party for fraud or fraudulent misrepresentation.

27.	FURTHER ASSURANCE

27.1.
The Parties will at their own cost and expense do or procure to be done all such further acts and things and execute or procure the execution of all such other documents as may from time to time reasonably be required for the purpose of giving effect to the full benefit of the provisions of this Localization Agreement.

27.2.
Each Party covenants and agrees that it will notify the other Party in writing of its intention to file for bankruptcy protection or relief, entry into receivership or similar matter, or otherwise seek relief or protection from its creditors at least thirty (30) days prior to any such filing or action. The failure to so notify the other Party will be considered a material breach of this Localization Agreement and will be grounds for immediate termination under Section 10.1, without any period in which to cure said breach.

28.	VARIATIONS

28.1.	No amendment, variation, or modification will be made to this Localization Agreement unless agreed in writing and signed by a duly authorized officer of each Party.

29.	COUNTERPARTS

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29.1.
This Localization Agreement may be executed in any number of counterparts or duplicates delivered by mail, electronic mail or facsimile, each of which, when executed and delivered, will be original, and such counterparts or duplicates together will constitute one and the same instrument.

30.	FORCE MAJEURE

30.1.
In this Localization Agreement, “Force Majeure” means any cause preventing any Party from performing any or all of its obligations which arises from or is attributable to acts, events, omissions, or accidents beyond the reasonable control of the Party so prevented including, but not limited to, an act of God, war, riot, civil commotion, malicious damage, epidemic or pandemic, compliance with any law or governmental order, rule, regulation or direction, accident, breakdown of plant or machinery, fire, flood or storm or default of suppliers or subcontractors, war, civil war, armed conflict, or terrorist attack, nuclear chemical or biological contamination or sonic boom, but excluding strikes, lock-outs or other industrial disputes (whether involving the workforce of the Party so prevented or the other Party) or the unavailability of raw materials.

30.2.
If any Party is prevented or delayed in the performance of any of its obligations under this Localization Agreement by Force Majeure, that Party will forthwith serve notice in writing on the other Party specifying the nature and extent of the circumstances giving rise for Force Majeure, and will, subject to service of such notice, have no liability in respect of the performance of such of its obligations as are prevented by the Force Majeure events during the continuation of such events, and for such time after they cease as is necessary for that Party, using commercially reasonable efforts, to recommence its affected operations in order for it to perform its obligations. In the event of such Force Majeure, the Parties will, within a reasonable time, disclose to each other the FIP under this Localization Agreement and the terms and conditions of this Localization Agreement will continue to apply to the Parties in respect of all their ownership, use, and licensing rights to such FIP.

30.3.
If any Party is prevented by Force Majeure from performance of its obligations for a period in excess of three (3) months, then either Party may terminate this Localization Agreement on service of written notice upon the other Party, in which case no Party will have any liability to any other Party except that rights and liabilities which accrued prior to such termination will continue to subsist.

30.4.
The Party claiming to be prevented or delayed in the performance of any of its obligations by reason of Force Majeure will take all steps as are reasonably necessary without hereby being obliged to incur any unreasonable expenditure or costs to bring the Force Majeure event to a close or to find a solution by which its obligations may be performed despite the continuance of the Force Majeure event.

31.	IMPORT AND EXPORT CONTROL

31.1.
Both Parties agree to comply fully with all United States export control laws including, but not limited to, the regulations of the U.S. Department of Commerce and the U.S. Department of State relating to the export of technical data, as well as all import and export control laws including, but limited to, the regulations of the PRC Ministry of Commerce relating to the import and export of technology, insofar as they relate to activities to be performed under this Localization Agreement. In addition to the above, any diversion contrary to U.S. law or PRC law is prohibited.

32.	LANGUAGE

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32.1.
This Localization Agreement will be executed in a dual Chinese language and English language format in two (2) originals. In the event of an inconsistency between the two language versions, the Chinese version will prevail.

33.	THIRD PARTY RIGHTS

33.1.
Subject as expressly provided to the contrary in this Localization Agreement, a person who is not a party to this Localization Agreement shall have no rights under the Contracts (Rights of Third Parties) Ordinance (Cap. 623 of the laws of Hong Kong) (the "Third Parties Ordinance") to enforce any provision of this Localization Agreement. This Section 33 does not affect any right or remedy of any person which exists or is available otherwise than pursuant to the Third Parties Ordinance.

33.2.	The rights of the Parties to terminate, rescind or agree any variation, waiver or settlement under this Localization Agreement are not subject to the consent of any other person.

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IN WITNESS WHEREOF, this Localization Agreement has been executed by an authorized representative of each Party as of the date set forth beneath such Party’s designated representative’s signature.

Party A: CRRC Qingdao Sifang Rolling Stock Research Institute Co., Ltd.
Signed /s/ Cui Fengzhao
Name Cui Fengzhao
Title Deputy General Manager
Date 1/25/2017

Party B: Maxwell Technologies, Inc.
Signed /s/ Franz Fink
Name Franz Fink
Title CEO
Date 1/25/2017

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No.	Process	Category	Item	Qty Needed	Asset # if Transfer to SRI
4.1	*** Welding	Machine	*** Machine	1	***
4.2	*** Welding	Machine	***	1	***
4.3	*** Welding	Machine	***	1	***
4.4	*** Welding	Machine	*** Transformer	1	N/A -- ***
4.5	*** Welding	Machine	*** Transformer	1	***
4.6	*** Welding	Machine	*** Transformer	1	***
4.7	*** Welding	Machine	*** Machine	1	***
4.8	*** Welding	Cart	*** Trolley	1	***
4.9	*** Welding	Cart	*** Fixture	1	***
4.10	*** Welding	Cart	*** Trolley	1	***
4.11	*** Welding	Cart	*** Fixture	1	***
4.13	*** Welding	Fixture	*** Fixture -- ***	2	***
4.14	*** Welding	Fixture	*** Fixture -- ***	2	Share with *** , but need modify
4.15	*** Welding	Fixture	*** Fixture -- ***	1	NA
4.16	*** Welding	Fixture	*** Fixture -- ***	1	NA
4.18	*** Welding	Device	*** Power Meter	1	***
6.3	*** Assembly	PC	PC	1	*** with test program installed
6.4	*** Assembly	Device	***	1	*** wire tester, no asset # as ***
7.4	*** Assembly	Jig	Screw Assemble Assist Arm	1	***
9.1	*** Test	Device	*** Tester	1	***
9.2	*** Test	PC	PC	1	with *** program installed
10.4	Functional Test	Machine	*** Functional Test	1	***
10.5	Functional Test	Cart	Test Cart	1	Normal
10.6	Functional Test	Machine	*** Test Machine	1	***
10.11	Functional Test	Machine	*** Tester	1	***
10.12	Functional Test	Machine	PC	1	***
11.3	***	Jig	***	1
13.1	***	Jig	***	1	Normal
6.2	*** Assembly	Device	***	1	*** , no asset # as *** .
7.6	*** Assembly	Jig	Gage	1	Normal
14.1	Packing	PC	PC	1	with packaging program installed
ANNEX A: Equipment

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ANNEX B: Form of Patent Assignment and License Agreement

The Parties have not finalized the terms of the Patent Assignment and License Agreement. The Company does not intend to file this Patent Assignment and License Agreement as the terms will not be material and the assignment and license terms will match the terms of the Agreement.

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ANNEX C: Technology and Know-How

The Parties have not prepared a final list of the Technology and Know-How. The Company is requesting that the entire list of Technology and Know-How be treated as confidential information and not disclosed publicly with the filing of the Agreement.

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ANNEX D: Sales and Marketing Services

OBECTIVE: Party B is expected to provide sales and marketing services for Party A in accordance with this Localization Agreement.
DESCRIPTION: The objective of this program is for Party B to provide sales, marketing & application engineering services for all target Customers in the Field. During this transition period, Party B is to act as primary point of contact for all sales, marketing & application engineering activities and engagements with support provided by Party A. These activities are to include, but are not limited to, customer engagements in all sales related areas, all marketing activities including product marketing and development of value proposition communication and development and definition of next generation product roadmaps, and all application engineering activities related to support for existing products and design in support for UCAP Modules.

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ANNEX E: Design and Engineering Services
OBECTIVE: Party B is expected to develop *** as compared with the Initial UCAP Modules for use in accordance with this Localization Agreement.
DESCRIPTION: The objective of this program is to develop *** in support of the market demands and system requirements of targeted Customers in the Field in the Territory. Market introduction of these *** is targeted for the *** . Product specification and product development efforts for the modules will be defined by Party B with production and supply chain management for these UCAP Modules to be managed by Party A.

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ANNEX F: Patents
Part A

Maxwell Case No.	Title of Invention:	Country:	Status:	Application No.	Filing Date:	Patent No:	Date Issued:
***	ULTRACAPACITOR MODULE	CN	***	***	***	***	***
***	ULTRACAPACITOR MODULE	CN	***	***	***	***	***

Part B

Maxwell Case No.	Title of Invention:	Country:	Status:	Application No.	Filing Date:	Patent No:	Date Issued:
***	METHODS AND APPARATUSES ***	CN	***	***	***
***	SYSTEMS AND METHODS ***	CN	***	***	***
***	SYSTEMS AND METHODS ***	CN	***	***	***
***	*** MODULE	CN	***	***	***

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